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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                       October 16, 2001 (October 15, 2001)


                       PRECISION OPTICS CORPORATION, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Massachusetts                              001-10647                          04-2795294
------------------                       ------------------                  ---------------
(State or other jurisdiction of             (Commission                       (I.R.S. Employer
of incorporation or organization)           File Number)                      Identification No.)
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                 22 East Broadway, Gardner, Massachusetts 01440
         ---------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (978) 630-1800


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Item 5.    Other Events.

On October 15, 2001, the Registrant issued the following press release announcing its receipt of certification to the ISO 9001 Quality Standard:

FOR IMMEDIATE RELEASE                                  MONDAY, OCTOBER 15, 2001

        PRECISION OPTICS CORPORATION ANNOUNCES CERTIFICATION TO ISO 9001
                                QUALITY STANDARD

         ALSO RECOMMENDED FOR CE MARKING AND CERTIFICATION IN FOUR AREAS
                      RELATED TO MEDICAL DEVICE PRODUCTION

         Gardner, Massachusetts -- Precision Optics Corporation, Inc. (Nasdaq:
POCI) has received official certification to the ISO 9001 international Quality
Standard for the Design, Manufacturing, Installation and Servicing of products.
This certification, widely sought by high-technology firms in many industries, was awarded following a comprehensive audit by Intertek Testing Services, a leading Registrar for ISO 9001.

         Precision Optics has also been advised that it has met U.S. and international certification requirements in four additional categories based on standards specific to medical instruments. This achievement marks the company as one of a select few U.S.-based medical device and optical instrument designers and manufacturers that have successfully completed the required audits and complied with all five sets of quality requirements with no discrepancies.

         This international recognition for state-of-the-art design and manufacturing quality reflects simultaneous compliance with standards in the United States, Canada, and Europe., including the coveted CE mark required for sales to the European community. It also provides external validation of Precision Optics' company-wide commitment to best practices across all departments and operations, underscoring the company's ability to develop and deliver products that consistently meet or exceed customer expectations.

ABOUT PRECISION OPTICS

         Precision Optics Corporation, a leading manufacturer of optical thin films and optical instruments since 1984, designs and manufactures high-quality optical thin film coatings, medical instruments, and other advanced optical systems. Major applications for the Company's thin film coatings include DWDM filters used to increase the bandwidth capacity of fiber-optic telecommunications networks. The Company's medical instrumentation line includes laparoscopes, arthroscopes, endocouplers and a world-class 3-D endoscope for use in minimally invasive surgical procedures.

                                       ###


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PRECISION OPTICS CORPORATION, INC.

Date:  October 16, 2001       By: /s/ JACK P. DREIMILLER
                                  ---------------------------------------------
                                  Name:  Jack P. Dreimiller
                                  Title: Senior Vice President, Finance and
                                         Chief Financial Officer


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